Yadkin Financial Corporation NYSE: YDKN 2014 Q2 Earnings Call July 23, 2014

Important information 2 Forward Looking Statements Information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, reduced earnings due to larger than expected credit losses reduced earnings due to larger credit losses; the rate of delinquencies and amount of loans charged-off; the adequacy of the level of our allowance for loan losses and the amount of loan loss provisions required in future periods; costs or difficulties related to the integration of banks we may acquire may be greater than expected; results of examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, require us to increase our allowance for loan losses or write-down assets; the amount of our loan portfolio collateralized by real estate, and the weakness in the commercial real estate market; our ability to maintain appropriate levels of capital; adverse changes in asset quality and resulting credit risk-related losses and expenses; increased funding costs due to market illiquidity, increased competition for funding, and increased regulatory requirements with regard to funding; significant increases in competitive pressure in the banking and financial services industries; changes in the interest rate environment which could reduce anticipated or actual margins; changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation on the banking industry; general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; our ability to retain our existing customers, including our deposit relationships; changes occurring in business conditions and inflation; changes in monetary and tax policies; ability of borrowers to repay loans, which can be adversely affected by a number of factors, including changes in economic conditions, adverse trends or events affecting business industry groups; risks associated with a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers or other third parties, including as a result of cyber attacks, which could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; changes in accounting principles, policies or guidelines; changes in the assessment of whether a deferred tax valuation allowance is necessary; our reliance on secondary sources such as FHLB advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs; and changes in the securities markets. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Information in this presentation also contains forward-looking statements with respect to the recent merger of VantageSouth Bancshares, Inc. (“VantageSouth”) with and into the Company. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by such forward-looking statements, including without limitation: potential deposit attrition, higher than expected costs, customer loss and business disruption associated with business integration, including, without limitation, potential difficulties in maintaining relationships with key personnel, and technological integration. The forward-looking statements in this presentation speak only as of the date of this presentation, and the Company does not assume any obligation to update such forward-looking statements. Pro Forma and combined numbers contained in this presentation are used for illustrative purposes only and do not reflect the combined results of the Company and VantageSouth. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to this presentation and earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company without regard to transactional activities. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

North Carolina’s largest community banking franchise 3 Financial data as of 6/30/2014, market data as of 7/16/2014 (VSB market data as of 7/3/2014) * Does not include impact of purchase accounting Financial Highlights – 6/30/2014 YDKN VSB Pro Forma* Ticker: YDKN VSB YDKN Market Capitalization ($mm): $254 $334 $588 Assets ($bn): $1.8 $2.1 $4.0 Gross Loans ($bn): $1.4 $1.4 $2.8 Deposits ($bn): $1.5 $1.7 $3.2 Tangible Common Equity ($mm): $164 $208 $372 Tier 1 Leverage Ratio (Bank): 12.1% 10.1% 10.4% Total Branches: 33 41 74 Investment Thesis: • Experienced Management: Management team has an average of over 25 years of experience • Growth markets: Centered in one of the fastest-growing regions in the US • Critical mass: Largest community bank in North Carolina • Conservative balance sheet: Positioned for normalized rate environment • Diverse business lines: Top performing SBA, Builder Finance, and mortgage business lines • Access to capital: Supported by leading institutional investors Union Brunswick Cumberland Moore Lee Alamance Orange Iredell Wake Pitt Carteret Onslow Craven Watauga Perquimans Ashe Wilkes Yadkin Washington Currituck Hyde Johnston York Dare Tyrrell Cherokee Stanly Cabarrus Vance Richmond Anson Florence Marion Darlington Marlboro Barnwell Greenwood Dillon Chesterfield Lancaster Columbus Lenoir Wayne Cleveland Rutherford Sampson Richland Greenville Halifax Alleghany Mitchell Avery McDowell McCormick Transylvania Martin Jackson Cherokee Graham Swain Haywood Hertford Northampton Dorchester Bamberg Jasper Charleston Colleton Allendale Beaufort Alexander Beaufort Bertie Bladen Buncombe Burke Caldwell Camden Caswell Catawba Chatham Chowan Clay Davidson Davie Duplin Edgecombe Forsyth Franklin Gaston Gates Granville Greene Guilford Harnett Henderson Hoke Jones Lincoln Macon Madison Montgomery Nash Pamlico Pender Person Polk Randolph Robeson Rockingham Rowan Scotland Stokes Surry Warren Wilson Yancey Abbeville Aiken Anderson Berkeley Calhoun Chester Clarendon Edgefield Fairfield Georgetown Hampton Horry Kershaw Laurens Lee Lexington Newberry Oconee Orangeburg Pickens Saluda Spartanburg Sumter Union Williamsburg Charlotte Raleigh Mecklenburg New Hanover Durham  Building a highly-profitable, Carolinas based bank:

# Yadkin and VantageSouth merger on track

- **Legal Acquiror:** Yadkin Financial Corporation
- **Accounting Acquiror:** VantageSouth Bancshares, Inc.
- **Financial Performance:** Business case assumptions for one-time costs and ongoing cost saves on track
- **Conversion:** On schedule for completion in late Q3 2014
  - System selection has been completed
  - Organizational design competed and announced to employees
  - Product mapping completed
  - Employee training scheduled and underway
  - Rebranding to Yadkin scheduled for late Q3 2014

4

YADKIN FINANCIAL CORPORATION

Quarterly operating trends 5 Combined Core Pre-Tax, Pre-Provision Earnings* ($000) Combined Operating Efficiency Ratio* (%) Combined Gross Loans Outstanding ($mm) $13,171 $13,352 $13,943 $13,461 $15,057 $12,500 $13,250 $14,000 $14,750 $15,500 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 *Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs $2,639 $2,687 $2,748 $2,765 $2,788 $2,600 $2,650 $2,700 $2,750 $2,800 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 72.1% 70.8% 69.1% 69.4% 65.9% 60.0% 65.0% 70.0% 75.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Combined Pre-Tax, Pre-Provision Operating ROAA* (%) 1.39% 1.40% 1.43% 1.40% 1.54% 1.20% 1.30% 1.40% 1.50% 1.60% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014

Earnings profile 6  Pre-tax, pre-provision operating earnings increased 11.9% from $13.5mm to $15.1mm  Net interest income declined (0.3%) due to lower loan yields • Partially offset by lower interest-bearing liability rates  Combined net recoveries of $593k were primary driver of negative provision of $427k  Operating non-interest income growth driven by diversification as slight decline in mortgage and SBA was offset by deposit fees and other  Continued expense discipline and early merger efficiencies reduced operating non-interest expense by (18.6%) on an annualized basis *Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs For the Quarter Ended, ($ in thousands) 2014Q1 2014Q2 Net interest income 35,752$ 35,626$ Provision for loan losses 830 (427) Net interest income after provision for loan losses 34,922 36,053 Operating non-interest income 8,236 8,538 Operating non-interest expense 30,527 29,107 Operating income before taxes & M&A costs 12,631$ 15,484$ Gain on sales of available for sale securities 1,128 220 Merger and conversion costs 2,561 2,617 Restructuring charges 836 93 Income (loss) before income taxes 10,362 12,994 Income tax expense (benefit) 4,340 5,062 Net income (loss) 6,022 7,932 Dividends and accretion on preferred stock 936 608 Net income (loss ) to common stockholders 5,086 7,324 Pre-tax, pre-provision operating earnings (Non-GAAP)* 13,461 15,057

Net interest income 7 Yadkin – GAAP Yield, Cost and Net Interest Margin (%) 0.73 0.69 0.64 0.63 0.60 4.50 4.48 4.54 4.61 4.47 3.90 3.93 4.04 4.11 4.00 0.00 1.50 3.00 4.50 6.00 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Cost of Interest-Bearing Liabilities Yield on Earning Assets NIM  Decline in average yields due to competitive pressures partially offset by lower interest-bearing liability rates at both banks  Loan origination evenly split between fixed and floating rate VantageSouth – GAAP Yield, Cost and Net Interest Margin (%) 0.51 0.59 0.69 0.69 0.67 5.12 4.90 4.91 4.80 4.74 4.67 4.39 4.31 4.19 4.13 0.00 1.50 3.00 4.50 6.00 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Cost of Interest-Bearing Liabilities Yield on Earning Assets NIM Yadkin - Average Yields and Rates For the Quarter Ended, ($ in thousands) 2014Q1 2014Q2 Loans 5.02% 4.85% Securities 2.90% 2.84% Other earning assets 0.24% 0.28% Total earning assets 4.61% 4.47% Interest b aring d posits (0.55%) (0.52%) Borrowed funds (1.78%) (1.70%) Total interest bearing liabilities (0.63%) (0.60%) Net interest margin 3.97% 3.87% Net interest margin (FTE) 4.11% 4.00% VantageSouth - Average Yields and Rates For the Quarter Ended, ($ in thousands) 2014Q1 2014Q2 Loans 5.78% 5.71% Securities 1.98% 1.99% Other earning assets 0.21% 0.19% Total earning assets 4.80% 4.74% Interest bearing deposits (0.46%) (0.46%) Borrowed funds (2.38%) (2.14%) Total interest bearing liabilities (0.69%) (0.67%) Net interest margin 4.11% 4.06% Net interest margin (FTE) 4.19% 4.13%

$1,701 $2,010 $1,368 $991 $1,124 $3,642 $2,023 $1,630 $1,340 $1,299 $1,058 $1,525 $1,884 $2,341 $2,121 $1,401 $1,259 $1,066 $1,025 $1,264 $2,842 $2,848 $2,671 $2,539 $2,730 $0 $3,000 $6,000 $9,000 $12,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Other Mortgage SBA Other service charges Service charges & fees on deposits accounts Diverse drivers of non-interest income growth 8 Combined Non-Interest Income Composition* ($000) *Excludes gain on acquisition and realized securities gains and losses $8,619 $9,665 $10,644 $8,236 $8,538  SBA fee income declined slightly from Q1 2014, but is up over 100% from Q2 2013 and pipelines remain robust • $25.1mm of production in Q2 2014, with YTD production of $55.7mm • Sales were $17.0mm in Q2 2014 at an average premium of 11.9%  Mortgage income declined slightly from Q1 2014, pipeline remains strong and significant cost were taken out in Q2 2014 as management focused on right-sizing the combined mortgage operation with production and revenue levels

$9,276 $8,564 $7,809 $7,909 $7,601 $1,425 $1,479 $1,472 $1,305 $1,284 $4,359 $4,498 $4,649 $4,382 $4,281 $18,962 $17,814 $17,306 $16,931 $15,941 $0 $8,000 $16,000 $24,000 $32,000 $40,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Combined Non-Interest Expense Composition(1) ($000) Non-interest expense 9  Combined non-interest expense declined 18.6% in Q2 2014 on an annualized basis • Driven by continued focus on cost reduction and realization of early merger redundancies  Mortgage reduced back-office support in Q2 2014 by $1mm annualized (1) Operating non-interest expense excludes merger/conversion costs and restructuring charges Total Non-Interest Expense $45,983 $32,832 $31,835 $33,924 $31,817 One-time charges ($11,961) ($477) ($599) ($3,397) ($2,710) Operating Non-Interest Expense* $34,022 $32,355 $31,263 $30,527 $29,107 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $ $4 $8,000 $12,00 $16, $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Ben fits $31,263 $32,355 $34,022 $30,527 $29,107 14.4% reduction in operating non-interest expense since Q2 2013

Combined balance sheet 10  Loan growth of approximately $24mm • Charlotte • Raleigh MSA  Non-interest bearing demand deposits grew by 9.2% from $486mm to $531mm; represent 16.7% of total deposits  Non-time deposits grew to 64.3% of total deposits in Q2 2014, up from 63.5% of total deposits in Q2 2014  Reduced investment portfolio to fund loan growth  Increase in other assets a result of additional BOLI purchased in Q2 2014 (1) Does not include impact of purchase accounting Combined Balance Sheet(1) As of the Quarter Ended, (Dollars in thousands) 2014Q1 2014Q2 Assets: Cash and due from banks 63,223$ 70,929$ Federal funds & interest-earning deposits 71,738 80,097 Investment securities 677,443 656,754 Loans held for sale 18,120 26,354 Loans 2,764,624 2,788,436 Allowance for loan losses (23,735) (23,900) Premises and equipment, net 84,746 84,416 Foreclosed assets 12,333 12,057 Other assets 251,185 267,209 Total assets 3,919,677$ 3,962,352$ Liabilities: Deposits: Non-interest demand 486,295$ 531,231$ Interest-bearing demand 587,364 576,504 Money market and savings 946,319 942,067 Time deposits 1,163,440 1,135,818 Total deposits 3,183,418 3,185,620 Short-term borrowings 178,583 213,379 Long-term debt 110,917 105,892 Accrued interest & other liabilities 20,962 23,620 Total liabilities 3,493,880$ 3,528,511$ Stockholders' equity: Preferred stock 28,405$ 28,405$ Common stock & other equity 397,392 405,436 Total stockholders' equity 425,797 433,841 Total liabilities and stockholders' equity 3,919,677$ 3,962,352$

VantageSouth Loan Loss Reserves Breakdown ($ in thousands) Non-Purchased Impaired Loans Purchased Impaired (SOP 03-3) Total ALLL balance at 3/31/14 5,163$ 2,050$ 7,213$ Net charge-offs (226) 0 (226) Provision for loan losses 431 33 464 ALLL balance at 6/30/14 5,368$ 2,083$ 7,451$ Remaining purchase accounting mark 11,948 13,506 25,454 Total effective reserve 17,316 15,589 32,905 Loan balances(1) 1,210,875$ 157,693$ 1,368,568$ ALLL (%) 0.44% 1.32% 0.53% Remaining credit mark (%) 0.65% 8.56% 1.56% Remaining interest rate mark (%) 0.34% 0.00% 0.30% Effective reserve (%) 1.43% 9.89% 2.39% Asset quality data 11 42.4% 34.8% 29.4% 28.6% 28.1% 22.3% 22.0% 21.3% 17.0% 16.9% 10.0% 20.0% 30.0% 40.0% 50.0% Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 VantageSouth Yadkin Classified Asset Ratio(3) – Bank Level (1) Non-purchased impaired loan balances include $18.4 million of SBA guaranteed loan balances (2) Does not include impact of purchase accounting (3) Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) Yadkin Loan Loss Reserves Breakdown(2) ($ in thousands) Q2 2014 ALLL balance at 3/31/14 16,522$ Net recoveries 819 Provision for loan losses (891) ALLL balance at 6/30/14 16,449$ Gross loan balance 1,435,564$ ALLL / Loans (%) 1.15%

VantageSouth Bancshares, Inc. NYSE: YDKN Contact: Terry Earley (919) 659-9015 terry.earley@vsb.com Yadkin Financial Corporation NYSE: YDKN Contact: Terry Earley (919) 659-9015 terry.earley@vsb.com

# Pre-tax, pre-provision earnings reconciliation

*(Dollars in thousands)*

| | For the Three Months Ended, | | | | |
|---|---|---|---|---|---|
| **VANTAGESOUTH** | June 30, 2013 | September 30, 2013 | December 31, 2013 | March 31, 2014 | June 30, 2014 |
| **Pre-tax, pre-provision operating earnings (Non-GAAP)** | | | | | |
| Net income (loss) (GAAP) | $2,841 | $1,484 | $3,264 | $2,114 | $3,544 |
| Provision for loan losses | 1,492 | 1,280 | 757 | 1,290 | 464 |
| Income tax expense (benefit) | (2,808) | 2,997 | 2,220 | 1,681 | 2,504 |
| Pre-tax, pre-provision income | 1,525 | 5,761 | 6,241 | 5,085 | 6,512 |
| Securities gains | (123) | - | - | - | (217) |
| Gain on acquisition | (7,382) | - | - | - | - |
| Merger and conversion costs | 11,961 | 477 | 599 | 1,209 | 1,968 |
| Restructuring charges | - | - | - | 836 | 93 |
| **Pre-tax, pre-provision operating earnings (Non-GAAP)** | **$5,981** | **$6,238** | **$6,840** | **$7,130** | **$8,356** |
| | | | | | |
| **YADKIN** | | | | | |
| **Pre-tax, pre-provision operating earnings (Non-GAAP)** | | | | | |
| Net income (loss) (GAAP) | $ 4,809 | $ 4,711 | $ 4,657 | $ 3,908 | $ 4,388 |
| Provision for loan losses | 55 | 40 | (3,017) | (460) | (891) |
| Income tax expense (benefit) | 2,598 | 2,616 | 2,579 | 2,659 | 2,558 |
| Pre-tax, pre-provision income | 7,462 | 7,367 | 4,219 | 6,107 | 6,055 |
| Securities gains | (272) | (253) | 2,884 | (1,128) | (3) |
| Gain on acquisition | - | - | - | - | - |
| Merger and conversion costs | - | - | - | 1,352 | 649 |
| Restructuring charges | - | - | - | - | - |
| **Pre-tax, pre-provision operating earnings (Non-GAAP)** | **$ 7,190** | **$ 7,114** | **$ 7,103** | **$ 6,331** | **$ 6,701** |
| | | | | | |
| **COMBINED** | | | | | |
| **Pre-tax, pre-provision operating earnings (Non-GAAP)** | **$13,171** | **$13,352** | **$13,943** | **$13,461** | **$15,057** |
| Average Assets | $ 3,800,299 | $ 3,813,294 | $ 3,861,924 | $ 3,897,139 | $ 3,929,913 |
| **Pre-tax, pre-provision operating ROAA** | **1.39%** | **1.40%** | **1.43%** | **1.40%** | **1.54%** |

13

YADKIN FINANCIAL CORPORATION

# Operating efficiency reconciliation

| (Dollars in thousands) | Three Months Ended | | | | |
|---|---|---|---|---|---|
| **VANTAGESOUTH** | June 30, 2013 | September 30, 2013 | December 31, 2013 | March 31, 2014 | June 30, 2014 |
| Net interest income | $ 20,428 | $ 19,906 | $ 19,811 | $ 19,149 | $ 19,040 |
| **Non-interest income** | | | | | |
| Total non-interest income | $ 12,237 | $ 4,537 | $ 4,553 | $ 4,667 | $ 5,267 |
| Gain on sales of available for sale securities | 123 | - | - | - | 217 |
| Gain on acquisition | 7,382 | - | - | - | - |
| Operating non-interest income | $ 4,732 | $ 4,537 | $ 4,553 | $ 4,667 | $ 5,050 |
| **Operating non-interest expense:** | | | | | |
| Non-interest expense (GAAP) | $ 31,140 | $ 18,682 | $ 18,123 | $ 18,731 | $ 17,795 |
| Merger and conversion costs | (11,961) | (477) | (599) | (1,209) | (1,968) |
| Restructuring charges | - | - | - | (836) | (93) |
| Operating non-interest expense (Non-GAAP) | $ 19,179 | $ 18,205 | $ 17,524 | $ 16,686 | $ 15,734 |
| **Vantage operating efficiency ratio** | **76.23%** | **74.48%** | **71.93%** | **70.06%** | **65.31%** |
| **YADKIN** | | | | | |
| Net interest income | $ 16,121 | $ 16,136 | $ 16,749 | $ 16,603 | $ 16,586 |
| **Non-interest income:** | | | | | |
| Total non-interest income | $ 6,184 | $ 5,381 | $ 1,182 | $ 4,697 | $ 3,491 |
| Gain on sales of available for sale securities | 272 | 253 | (2,884) | 1,128 | 3 |
| Gain on acquisition | - | - | - | - | - |
| Operating non-interest income | $ 5,912 | $ 5,128 | $ 4,066 | $ 3,569 | $ 3,488 |
| **Operating non-interest expense:** | | | | | |
| Non-interest expense (GAAP) | $ 14,843 | $ 14,150 | $ 13,712 | $ 15,193 | $ 14,022 |
| Merger and conversion costs | - | - | - | (1,352) | (649) |
| Restructuring charges | - | - | - | - | - |
| Operating non-interest expense (Non-GAAP) | $ 14,843 | $ 14,150 | $ 13,712 | $ 13,841 | $ 13,373 |
| **Yadkin operating efficiency ratio** | **67.37%** | **66.54%** | **65.88%** | **68.61%** | **66.62%** |
| **COMBINED** | | | | | |
| Net interest income | $ 36,549 | $ 36,042 | $ 36,560 | $ 35,752 | $ 35,626 |
| Operating non-interest income | $ 10,644 | $ 9,665 | $ 8,619 | $ 8,236 | $ 8,538 |
| Operating non-interest expense (Non-GAAP) | $ 34,022 | $ 32,355 | $ 31,236 | $ 30,527 | $ 29,107 |
| **Combined operating efficiency ratio** | **72.09%** | **70.79%** | **69.14%** | **69.40%** | **65.91%** |

14

YADKIN FINANCIAL CORPORATION

# Balance sheet reconciliation

| *(Dollars in thousands)* | As of the Quarter Ended, | | | As of the Quarter Ended, | | |
|---|---|---|---|---|---|---|
| | 2014Q1 VSB | 2014Q1 YDKN | 2014Q1 Combined | 2014Q2 VSB | 2014Q2 YDKN | 2014Q2 Combined |
| **Assets:** | | | | | | |
| Cash and due from banks | $ 30,969 | $ 32,254 | $ 63,223 | $ 38,770 | $ 32,159 | $ 70,929 |
| Federal funds & interest-earning deposits | 42,474 | 29,264 | 71,738 | 76,125 | 3,972 | 80,097 |
| Investment securities | 410,350 | 267,093 | 677,443 | 397,611 | 259,143 | 656,754 |
| Loans held for sale | 11,158 | 6,962 | 18,120 | 10,658 | 15,696 | 26,354 |
| Loans | 1,381,926 | 1,382,698 | 2,764,624 | 1,368,568 | 1,419,868 | 2,788,436 |
| Allowance for loan losses | (7,213) | (16,522) | (23,735) | (7,451) | (16,449) | (23,900) |
| Premises and equipment, net | 44,350 | 40,396 | 84,746 | 44,212 | 40,204 | 84,416 |
| Foreclosed assets | 9,505 | 2,828 | 12,333 | 9,786 | 2,271 | 12,057 |
| Other assets | 182,671 | 68,514 | 251,185 | 201,190 | 66,019 | 267,209 |
| **Total assets** | **$ 2,106,190** | **$ 1,813,487** | **$ 3,919,677** | **$ 2,139,469** | **$ 1,822,883** | **$ 3,962,352** |
| **Liabilities:** | | | | | | |
| Deposits: | | | | | | |
| Non-interest demand | $ 198,710 | $ 287,585 | $ 486,295 | $ 234,370 | $ 296,861 | $ 531,231 |
| Interest-bearing demand | 356,134 | 231,230 | 587,364 | 348,075 | 228,429 | 576,504 |
| Money market and savings | 472,968 | 473,351 | 946,319 | 473,258 | 468,809 | 942,067 |
| Time deposits | 630,132 | 533,308 | 1,163,440 | 620,336 | 515,482 | 1,135,818 |
| Total deposits | 1,657,944 | 1,525,474 | 3,183,418 | 1,676,039 | 1,509,581 | 3,185,620 |
| Short-term borrowings | 129,500 | 49,083 | 178,583 | 140,500 | 72,879 | 213,379 |
| Long-term debt | 69,961 | 40,956 | 110,917 | 69,933 | 35,959 | 105,892 |
| Accrued interest & other liabilities | 11,764 | 9,198 | 20,962 | 12,914 | 10,706 | 23,620 |
| **Total liabilities** | **$ 1,869,169** | **$ 1,624,711** | **$ 3,493,880** | **$ 1,899,386** | **$ 1,629,125** | **$ 3,528,511** |
| **Stockholders' equity:** | | | | | | |
| Preferred stock | $ - | $ 28,405 | $ 28,405 | $ - | $ 28,405 | $ 28,405 |
| Common stock & other equity | 237,021 | - | 397,392 | - | 165,353 | 405,436 |
| Total stockholders' equity | 237,021 | 188,776 | 425,797 | 240,083 | 193,758 | 433,841 |
| **Total liabilities and stockholders' equity** | **$ 2,106,190** | **$ 1,813,487** | **$ 3,919,677** | **$ 2,139,469** | **$ 1,822,883** | **$ 3,962,352** |

15

YADKIN FINANCIAL CORPORATION

# Non-interest income reconciliation

| (Dollars in thousands) | Three Months Ended | | | | |
|---|---|---|---|---|---|
| VANTAGESOUTH | June 30, 2013 | September 30, 2013 | December 31, 2013 | March 31, 2014 | June 30, 2014 |
| Service charges and fees on deposit accounts | 1,525 | 1,512 | 1,407 | 1,315 | 1,487 |
| Government-guaranteed lending | 1,058 | 1,525 | 1,884 | 2,341 | 2,121 |
| Mortgage banking | 1,096 | 310 | 468 | 318 | 530 |
| Bank-owned life insurance | 310 | 324 | 397 | 306 | 389 |
| Gain on sales of available for sale securities | 123 | - | - | - | 217 |
| Gain on acquisition | 7,382 | - | - | - | - |
| Other | 743 | 866 | 397 | 387 | 523 |
| Total non-interest income | 12,237 | 4,537 | 4,553 | 4,667 | 5,267 |
| YADKIN | | | | | |
| Service charges and fees on deposit accounts | 1,317 | 1,336 | 1,264 | 1,224 | 1,243 |
| Other service fees | 1,401 | 1,259 | 1,066 | 1,025 | 1,264 |
| Mortgage banking | 2,546 | 1,713 | 1,162 | 1,022 | 769 |
| Bank-owned life insurance | 150 | 152 | 145 | 137 | 137 |
| Gain on sales of available for sale securities | 272 | 253 | (2,884) | 1,128 | 3 |
| Other | 498 | 668 | 429 | 161 | 75 |
| Total non-interest income | 6,184 | 5,381 | 1,182 | 4,697 | 3,491 |
| COMBINED | | | | | |
| Service charges and fees on deposit accounts | 2,842 | 2,848 | 2,671 | 2,539 | 2,730 |
| Other service fees | 1,401 | 1,259 | 1,066 | 1,025 | 1,264 |
| Government-guaranteed lending | 1,058 | 1,525 | 1,884 | 2,341 | 2,121 |
| Mortgage banking | 3,642 | 2,023 | 1,630 | 1,340 | 1,299 |
| Bank-owned life insurance | 460 | 476 | 542 | 443 | 526 |
| Other | 1,241 | 1,534 | 826 | 548 | 598 |
| **Operating non-interest income** | **10,644** | **9,665** | **8,619** | **8,236** | **8,538** |
| Gain on sales of available for sale securities | 395 | 253 | (2,884) | 1,128 | 220 |
| Gain on acquisition | 7,382 | - | - | - | - |
| Non-recurring revenue | 7,777 | 253 | (2,884) | 1,128 | 220 |
| **Total non-interest income** | **18,421** | **9,918** | **5,735** | **9,364** | **8,758** |

16

YADKIN FINANCIAL CORPORATION

# Non-interest expense reconciliation

*(Dollars in thousands)*

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| **VANTAGESOUTH** | June 30, 2013 | September 30, 2013 | December 31, 2013 | March 31, 2014 | June 30, 2014 |
| Salaries and employee benefits | 11,009 | 10,034 | 9,452 | 9,014 | 8,574 |
| Occupancy and equipment | 2,408 | 2,497 | 2,600 | 2,636 | 2,523 |
| Data processing | 1,075 | 1,105 | 1,096 | 1,030 | 991 |
| FDIC insurance premiums | 400 | 423 | 436 | 390 | 365 |
| Professional services | 914 | 598 | 780 | 544 | 594 |
| Foreclosed asset expenses | 79 | 201 | 10 | 263 | 151 |
| Loan, collection, and repossession expense | 792 | 909 | 802 | 679 | 350 |
| Merger and conversion costs | 11,961 | 477 | 599 | 1,209 | 1,968 |
| Restructuring charges | - | - | - | 836 | 93 |
| Other | 2,502 | 2,438 | 2,348 | 2,130 | 2,186 |
| Total non-interest expense | 31,140 | 18,682 | 18,123 | 18,731 | 17,795 |
| **YADKIN** | | | | | |
| Salaries and employee benefits | 7,953 | 7,780 | 7,854 | 7,917 | 7,367 |
| Occupancy and equipment | 1,951 | 2,001 | 2,049 | 1,746 | 1,758 |
| Data processing | 350 | 374 | 376 | 275 | 293 |
| FDIC insurance premiums | 642 | 363 | 433 | 151 | 239 |
| Professional services | 675 | 327 | 537 | 409 | 440 |
| Foreclosed asset expenses | (174) | 93 | 302 | 310 | 169 |
| Loan, collection, and repossession expense | 201 | 203 | 118 | 97 | 47 |
| Merger and conversion costs | - | - | - | 1,352 | 649 |
| Other | 3,245 | 3,009 | 2,043 | 2,936 | 3,060 |
| Total non-interest expense | 14,843 | 14,150 | 13,712 | 15,193 | 14,022 |
| **COMBINED** | | | | | |
| Salaries and employee benefits | 18,962 | 17,814 | 17,306 | 16,931 | 15,941 |
| Occupancy and equipment | 4,359 | 4,498 | 4,649 | 4,382 | 4,281 |
| Data processing | 1,425 | 1,479 | 1,472 | 1,305 | 1,284 |
| FDIC insurance premiums | 1,042 | 786 | 869 | 541 | 604 |
| Professional services | 1,589 | 925 | 1,317 | 953 | 1,034 |
| Foreclosed asset expenses | (95) | 294 | 312 | 573 | 320 |
| Loan, collection, and repossession expense | 993 | 1,112 | 920 | 776 | 397 |
| Other | 5,747 | 5,447 | 4,391 | 5,066 | 5,246 |
| **Operating non-interest expense** | **34,022** | **32,355** | **31,236** | **30,527** | **29,107** |
| Merger and conversion costs | 11,961 | 477 | 599 | 2,561 | 2,617 |
| Restructuring charges | - | - | - | 836 | 93 |
| Non-recurring expenses | 11,961 | 477 | 599 | 3,397 | 2,710 |
| **Total non-interest expense** | **45,983** | **32,832** | **31,835** | **33,924** | **31,817** |

17

YADKIN FINANCIAL CORPORATION